AXA PREMIER VIP TRUST

SUPPLEMENT DATED OCTOBER 13, 2009 TO THE PROSPECTUS DATED MAY 1, 2009

This Supplement updates the above-referenced Prospectus, as supplemented, of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about a portfolio manager change for the Multimanager Large Cap Core Equity Portfolio (the “Portfolio”).

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Effective October 9, 2009, William V. Fries no longer serves as a portfolio manager for the Portfolio. Accordingly, all references to Mr. Fries in the Prospectus are hereby deleted.